UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 4, 2007

BJ’s Wholesale Club, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-13143	04-3360747
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Mercer Road, Natick, Massachusetts	01760
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 651-7400

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On January 4, 2007, BJ’s Wholesale Club, Inc. reported its sales results for the fiscal month ended December 30, 2006. The Company also announced restructuring plans and other charges, revised its earnings guidance for its fourth quarter ending February 3, 2007, and announced preliminary earnings guidance for its fiscal year ending February 2, 2008. The full text of the press release issued in connection with these announcements is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Also on January 4, 2007, the Company announced management changes in a separate press release, the full text of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

BJ’s management plans to hold a conference call on January 4, 2007 at 8:30 a.m. Eastern Time to discuss these announcements. The script for the conference call is attached as Exhibit 99.3 to this Current Report on Form 8-K.

The information in this Form 8-K (including each of the exhibits) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

The following exhibits relating to Item 7.01 shall be deemed to be furnished, and not filed:

99.1	Press Release issued by BJ’s Wholesale Club, Inc. on January 4, 2007 entitled “BJ’S WHOLESALE CLUB REPORTS DECEMBER SALES RESULTS; ANNOUNCES RESTRUCTURING PLANS AND OTHER CHARGES; REVISES EARNINGS GUIDANCE FOR THE FOURTH QUARTER OF 2006; AND ANNOUNCES PRELIMINARY EARNINGS GUIDANCE FOR 2007 — BJ’s Management to Hold Conference Call Today at 8:30 a.m. Eastern Time”.

99.2	Press Release issued by BJ’s Wholesale Club, Inc. on January 4, 2007 entitled “BJ’s WHOLESALE CLUB ANNOUNCES MANAGEMENT CHANGES”.

99.3	Script for Conference Call to be held on January 4, 2007 at 8:30 a.m., Eastern Time.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 4, 2007

BJ’s WHOLESALE CLUB, INC.

By: /s/ Frank D. Forward

        Frank D. Forward

        Executive Vice President and

        Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by BJ’s Wholesale Club, Inc. on January 4, 2007 entitled “BJ’S WHOLESALE CLUB REPORTS DECEMBER SALES RESULTS; ANNOUNCES RESTRUCTURING PLANS AND OTHER CHARGES; REVISES EARNINGS GUIDANCE FOR THE FOURTH QUARTER OF 2006; AND ANNOUNCES PRELIMINARY EARNINGS GUIDANCE FOR 2007 — BJ’s Management to Hold Conference Call Today at 8:30 a.m. Eastern Time”.

99.2	Press release issued by BJ’s Wholesale Club, Inc. on January 4, 2007 entitled “BJ’s WHOLESALE CLUB ANNOUNCES MANAGEMENT CHANGES”.

99.3	Script for Conference Call to be held on January 4, 2007 at 8:30 a.m., Eastern Time.